Exibit (Q)


                                POWER OF ATTORNEY

     The undersigned, hereby constitutes and appoints Craig Giunta, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.


Signature                         Title                                    Date



/s/ Michael Quain               Trustee                          April 12, 2005
-----------------
Michael Quain

                                                                     Exibit (Q)


                                POWER OF ATTORNEY

     The undersigned, hereby constitutes and appoints Craig Giunta, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


Signature                     Title                                        Date



/s/ Robert S. Matthews        Trustee                            April 12, 2005
----------------------
Robert S. Matthews

                                                                     Exibit (Q)


                                POWER OF ATTORNEY

     The undersigned, hereby constitutes and appoints Craig Giunta, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


Signature                     Title                                        Date



/s/ Gerard J.M. Vlak          Trustee                            April 12, 2005
--------------------
Gerard J.M. Vlak

                                                                     Exibit (Q)


                                POWER OF ATTORNEY
     The undersigned, hereby constitutes and appoints Craig Giunta, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.


Signature                   Title                                         Date



/s/ Peter Wolfram           Trustee                             April 12, 2005
-----------------
Peter Wolfram

                                                                Exibit (Q)


                                POWER OF ATTORNEY

     The undersigned, hereby constitutes and appoints Craig Giunta, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.


Signature                     Title                                        Date



/s/ Harvey B. Kaplan          Trustee                            April 12, 2005
--------------------
Harvey B. Kaplan

                                                                     Exibit (Q)


                                POWER OF ATTORNEY

     The undersigned, hereby constitutes and appoints Craig Giunta, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


Signature                       Title                                      Date



/s/ Antione Bernheim            Trustee                          April 12, 2005
--------------------
Antione Bern

                                                                     Exibit (Q)


                                POWER OF ATTORNEY

     The undersigned, hereby constitutes and appoints Craig Giunta, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

                  WITNESS my hand on the date set forth below.


Signature                        Title                                     Date



/s/ Thomas Gibbons               Trustee                         April 12, 2005
------------------
Thomas Gibbons